UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

  October 11, 2023
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

9717 Key West Ave, Suite 100
Rockville, MD 20850
(Address of principal executive offices)(Zip code)

(240) 813-1260
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On October 11, 2023, OpGen, Inc. (the “Company”) entered into a Preferred Stock Purchase Agreement (the “Purchase Agreement”) with a single investor (the “Investor”), pursuant to which the Company agreed to issue and sell to the Investor in a private placement (the “Private Placement”) 1,000 shares of the Company’s Series D Preferred Stock, par value $0.01 per share (the “Preferred Stock”). Each share of Preferred Stock is being sold at a price of $1,000 per share for aggregate gross proceeds of $1.0 million before deducting offering expenses. The Private Placement was conducted in connection with the negotiation of a potential strategic transaction involving the Company and the Investor. The Company intends to use the proceeds of the Private Placement to fund the Company’s operations while it pursues a potential strategic transaction with the Investor. Any such strategic transaction will be pursuant to a definitive agreement entered into by the Company and the Investor.

The offering is expected to close on or about October 13, 2023.

Pursuant to the Purchase Agreement, the Company filed a certificate of designation (the “Certificate of Designation”) with the Secretary of State of the State of Delaware designating the rights, preferences and limitations of the shares of Preferred Stock on October 11, 2023. The Certificate of Designation provides that the Preferred Stock have a stated value of $1,000 per share and are convertible into shares of common stock, par value $0.01 per share (the “Common Stock”) of the Company at a price of $0.409 per share, subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications, or similar events affecting the Common Stock. The Preferred Stock may be converted at any time at the option of the holder. Notwithstanding the foregoing, the Certificate of Designation provides that in no event will the Preferred Stock be convertible into Common Stock in a manner that would result in the holder, its permitted transferees and affiliates holding more than 19.99% (together with any shares of Common Stock otherwise held by the Investor, its permitted transferees and their affiliates) of the then issued and outstanding Common Stock (the “Ownership Limitation”), prior to the date that the Company’s stockholders approve the issuance of shares of Common Stock to the holder upon conversion of the Preferred Stock (the “Stockholder Approval”). Upon receipt of Stockholder Approval, the shares of Preferred Stock will automatically be converted into shares of Common Stock without further action of the holder thereof.

The holder of shares of the Preferred Stock will be entitled to vote with the holders of the Common Stock on an as-converted basis (subject to the Ownership Limitation set forth in the Certificate of Designation). The Certificate of Designation provides that the maximum amount of votes that may be cast by the holder of Preferred Stock on any matter submitted to the vote of stockholders prior to receipt of Stockholder Approval will be equal to the Ownership Limitation.

Each holder of a Preferred Stock shall be entitled to receive dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of Common Stock, when and if actually paid. Upon any liquidation, dissolution or winding up of the Company prior to the receipt of Stockholder Approval, the holders of the Preferred Stock will be entitled to receive out of the assets available for distribution to stockholders of the Company an amount equal to the aggregate stated value of such shares prior to any distribution made to the holders of Common Stock. Following receipt of Stockholder Approval, upon any liquidation, dissolution or winding up of the Company, the assets of the Company will be distributed among the holders of Common Stock and Preferred Stock on a pro rata basis.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.

The foregoing description of the Purchase Agreement and the Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreement and Certificate of Designation which are filed as Exhibits 10.1 and 3.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference. The Preferred Stock was sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506(b) of Regulation D promulgated under the Securities Act as sales to accredited investors and in reliance on similar exemptions under applicable state laws.

Item 3.03. Material Modifications to Rights of Security Holders.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

Forward-Looking Statements

The above discussion regarding the Private Placement and a potential strategic transaction involving the Company are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are intended to qualify for the safe harbor from liability established thereunder. Such forward-looking statements are subject to risks and uncertainties that are often difficult to predict, are beyond the Company’s control, and which may cause results to differ materially from expectations, including the risk that the definitive agreement with the strategic partner will not be successfully negotiated or consummated. In addition, for a discussion of factors that could materially affect the outcome of the Company’s forward-looking statements and its future results and financial condition, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and its other reports filed with the Securities and Exchange Commission. The Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series D Preferred Stock
10.1	Form of Securities Purchased Agreement, dated October 11, 2023, by and between the Company and the Investor
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 11, 2023	OpGen, Inc.

	By:	/s/ Albert Weber
		Name:	Albert Weber
		Title:	Chief Financial Officer